UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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Form 8-K

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Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2025

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Cross Country Healthcare, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	0-33169	13-4066229
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6551 Park of Commerce Boulevard, N.W., Boca Raton, FL 33487

(Address of principal executive offices) (Zip Code)

(561) 998-2232

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. of Form 8-K):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CCRN	NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02.	Termination of a Material Definitive Agreement.

As previously disclosed, on December 3, 2024, Cross Country Healthcare, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Aya Holdings II Inc. (“Parent”), Spark Merger Sub One Inc., a wholly owned subsidiary of Parent, and, solely for the limited purposes set forth therein, Aya Healthcare, Inc., providing for, subject to the satisfaction or waiver of certain conditions, the acquisition of the Company by Parent (the “Merger”).

After market close on December 3, 2025, the Company received a notice of termination of the Merger Agreement (the “Notice”) from Parent, effective December 4, 2025, as a result of a failure of the Merger to be consummated prior to the end date under the Merger Agreement. In accordance with the terms of the Merger Agreement, Parent will pay a termination fee of $20 million in cash to the Company within two business days of such termination.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which was filed as an exhibit to the Company’s Current Report on Form 8-K filed on December 4, 2024, and which is incorporated by reference herein.

Item 7.01.	Regulation FD Disclosure.

On December 4, 2025, the Company issued a press release announcing the termination of the Merger Agreement.

A copy of the press release is furnished with this Form 8-K as Exhibits 99.1 and is incorporated by reference herein. In accordance with General Instructions B.2. of Form 8-K, the information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press release issued by Cross Country Healthcare, Inc., dated December 4, 2025.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 4, 2025	CROSS COUNTRY HEALTHCARE, INC.

	By:	/s/ John A. Martins
		Name:	John A. Martins
		Title:	President & Chief Executive Officer
(Principal Executive Officer)